SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|      Preliminary Proxy Statement
|_| Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to ss. 240.14a-12

                              MEDINEX SYSTEMS, INC.
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                (Name of Registrant as Specified In Its Charter)

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      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|      No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)      Title of each class of securities to which transaction applies:

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(2)      Aggregate number of securities to which transaction applies:

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(3)      Per unit  price  or other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing is calculated and state how it was determined):

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(4)      Proposed maximum aggregate value of transaction:

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(5)      Total fee paid:

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

|_|      Fee paid previously with preliminary materials

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:

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(2)      Form, Schedule or Registration Statement No.:

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(3)      Filing Party:

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(4)      Date Filed:

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

                              MEDINEX SYSTEMS, INC.
                             18300 Sutter Boulevard
                          Morgan Hill, California 95037
                                 (408) 782-2005




                                February 16, 2004




Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Medinex Systems, Inc. (the "Company") to be held at 2:00 p.m., Pacific Standard Time, on Monday, March 22, 2004, at the Company's corporate offices, 18300 Sutter Boulevard, Morgan Hill, California 95037.

         You will be asked to consider four proposals concerning the election of new members to the Company's Board of Directors, the change of the Company's name to Maxus Technology Corporation, the adoption of a stock option plan and ratification of the appointment of the Company's independent public accountants, respectively. These matters are explained more fully in the attached Proxy Statement, which you are encouraged to read.

         The Board of Directors recommends that you approve the proposals and urges you to return your signed Proxy card at your earliest convenience, whether or not you plan to attend the annual meeting.

         Thank you for your cooperation.

                                                       Sincerely,



                                                       James Ross
                                                       Secretary

                              MEDINEX SYSTEMS, INC.
                             18300 Sutter Boulevard
                          Morgan Hill, California 95037
                                 (408) 782-2005




       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MARCH 22, 2004

         Notice is hereby given that the Annual Meeting of the Stockholders of Medinex Systems, Inc., a Delaware corporation (the "Company"), will be held on Monday, March 22, 2004, at 2:00 p.m., Pacific Standard Time, at the Company's corporate offices, 18300 Sutter Boulevard, Morgan Hill, California 95037, for the following purposes:

         (1) To elect five (5) members to the Company's Board of Directors to hold office until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

         (2)      To change the Company's name to Maxus Technology Corporation;

         (3) To approve a new stock option plan for the benefit of the Company's employees, officers, directors and advisors (the "Plan");

         (4) To ratify the appointment of Schwartz Levitsky Feldman llp as independent public accountants for the Company; and

         (5) To transact such other business as may properly come before the meeting or any adjournment thereof.

         The holders of record of common stock of the Company at the close of business on January 23, 2004, will be entitled to vote at the meeting.


                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              James Ross
                                              Secretary

                              MEDINEX SYSTEMS, INC.
                             18300 Sutter Boulevard
                          Morgan Hill, California 95037
                                 (408) 782-2005




                             ----------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MARCH 22, 2004
                             ----------------------

                    SOLICITATION AND REVOCABILITY OF PROXIES

         A Proxy in the accompanying form is being solicited by the Board of Directors (the "Board of Directors") of Medinex Systems, Inc. (the "Company") for use at the Company's Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Company's corporate offices, 18300 Sutter Boulevard, Morgan Hill, California 95037, at 2:00 p.m. Pacific Standard Time, on Monday, March 22, 2004, and at any adjournment thereof. The Company will bear the cost of such solicitation, including charges and expenses of brokerage firms, banks and others for forwarding solicitation material to beneficial owners. In addition to the use of the mails, Proxies may be solicited by officers and employees of the Company, without remuneration, by personal contact, telephone or facsimile. Proxies, together with copies of this Proxy Statement, are being mailed to stockholders of the Company (the "Stockholders") on or about February 16, 2004.

         Execution and return of the enclosed Proxy will not in any way affect a Stockholder's right to attend the Annual Meeting and to vote in person, and any Stockholder giving a Proxy has the power to revoke it at any time before it is voted by filing with the Secretary of the Company a written revocation or duly executed Proxy bearing a later date. A Proxy, when executed and not revoked, will be voted in accordance with the instructions thereon. In the absence of specific instructions, Proxies will be voted by the individuals named in the Proxy "FOR" the election as directors of those five nominees named in this Proxy Statement, "FOR" the changing of the Company name to Maxus Technology Corporation, "FOR" the approval of the new stock option plan for the benefit of the Company's employees, officers, directors and advisors, "FOR" the proposal to ratify the appointment of Schwartz Levitsky Feldman llp as independent public accountants for the Company, and in accordance with their best judgment on all other matters that may properly come before the Annual Meeting.

                          VOTING SECURITIES AND QUORUM

         Stockholders of record at the close of business on January 23, 2004 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting. On the Record Date, the Company had issued and outstanding 21,660,448 shares of $0.001 par value common stock (the "Common Stock") which includes
10,267,840 shares of Common Stock reserved for issuance upon exchange of the identical number of exchangeable shares held by certain Stockholders who reside in Canada and participated in the stock exchange transaction consummated in November 2003 with 901133 Alberta, Ltd. For a discussion of the issued and outstanding shares, see "Security Ownership of Certain Beneficial Owners and Management". The presence, in person or by Proxy, of the holders of a majority of the issued and outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes (defined below) will be counted as present for purposes of determining the presence of a quorum. Each holder of Common Stock will be entitled to one vote per share held. Neither the Certificate of Incorporation, as amended, nor the bylaws of the Company provide for cumulative voting rights.

         In the absence of specific instructions, Proxies will be voted by the individuals named in the Proxy "FOR" the election as directors of those five nominees named in this Proxy Statement, "FOR" the changing of the Company name to Maxus Technology Corporation, "FOR" the approval of the new stock option plan for the benefit of the Company's employees, officers, directors and advisors, "FOR" the proposal to ratify the appointment of Schwartz Levitsky Feldman llp as independent public accountants for the Company, and in accordance with their best judgment on all other matters that may properly come before the Annual Meeting.

         For the purpose of determining the vote required for approval of matters to be voted on at the Annual Meeting, shares held by Stockholders who abstain from voting on a matter will be treated as being "present" and "entitled to vote" on the matter, and, therefore, an abstention (withholding a vote as to all matters) has the same legal effect as a vote against the matter. However, in the case of a broker non-vote or where a Stockholder withholds authority from his Proxy to vote the Proxy as to a particular matter, such shares will not be treated as "present" or "entitled to vote" on the matter, and, therefore, a broker non-vote or the withholding of a Proxy's authority will have no effect on the outcome of the vote on the matter. A "broker non-vote" refers to shares of Common Stock represented at the Annual Meeting in person or by Proxy by a broker or nominee where such broker or nominee (1) has not received voting instructions on a particular matter from the beneficial owners or persons entitled to vote and (2) the broker or nominee does not have discretionary voting power on such matter.

         The enclosed form of Proxy provides a method for Stockholders to withhold authority to vote for any one or more of the nominees for director while granting authority to vote for the remaining nominees. The names of all nominees are listed on the Proxy card. If you wish to grant authority to vote for all nominees, check the box marked "FOR." If you wish to withhold authority to vote for all nominees, check the box marked "WITHHOLD." If you wish your shares to be voted for some nominees and not for one or more of the others, check the box marked "FOR" and indicate the nominee(s) for whom you are withholding the authority to vote by listing such nominee(s) in the space provided. If you check the box marked "WITHHOLD," your shares will neither be voted for nor against a director but will be counted for quorum purposes.

         The favorable vote of the holders of a majority of the shares of Common Stock present in person or by Proxy at the Annual Meeting is required for the approval of matters presented at the Annual Meeting, except that with regard to the election of directors, the five individuals receiving the greatest number of votes shall be deemed elected even though not receiving a majority.

                    MATTERS TO COME BEFORE THE ANNUAL MEETING

Proposal 1:       Election of Directors

         At the Annual Meeting, five directors constituting the entire Board of Directors are to be elected. All directors of the Company hold office until the next annual meeting of Stockholders or until their respective successors are duly elected and qualified or their earlier resignation or removal.

         It is the intention of the persons named in the Proxies to vote the Proxies for the election of the nominees named below, unless otherwise specified in any particular Proxy. The management of the Company does not contemplate that any of the nominees will become unavailable for any reason, but should any of the nominees become unavailable prior to the Annual Meeting, Proxies will be voted for another nominee, or other nominees, to be selected by the Board of Directors. A Stockholder entitled to vote for the election of directors may withhold authority to vote for certain nominees for director or may withhold authority to vote for all nominees for director. The director nominees receiving a plurality of the votes of the holders of shares of Common Stock, present in person or by Proxy at the Annual Meeting and entitled to vote on the election of directors, will be elected directors.

         The persons listed below have been nominated by the Board of Directors as nominees for election to fill the five director positions.

        Nominee              Age    Position with the Company     Director Since
        ------------------   ---    ---------------------------   --------------

        Michele Whatmore      34    President and Director        November 2003
        Charles Whatmore      35    Vice President of Business    N/A
                                    Development
        David Smith           43    Chief Executive Officer       N/A
        James Ross            46    Chief Financial Officer and
                                    Secretary                     N/A
        William E. Thomson    62    N/A                           N/A

Background of Nominees for Director

         Michele Whatmore has been the President and Sole Director of the Company since November 2003. She is a co-founder and has served as President of Maxus Technology Inc. since its inception in 1994. Ms. Whatmore received an honors diploma from Northern Alberta Institute of Technology in Business Administration with a major in Marketing. She sits on the board of directors for the Recycling Council of Alberta.

         Charles Whatmore has served as the Vice President of Business Development for the Company since January 2004. He has served as Vice President of Business Development for Maxus Technology, Inc. since December 2003. He has served as President and CEO of 746459 Alberta Ltd. since August 1996. He served as President and CEO of Triple-Too Communications, Inc. from August 1996 until December 2003. Through his tenure with these companies, Mr. Whatmore brings with him over a decade of management experience. He possesses a Business Administration and Management diploma from the Northern Alberta Institute of Technology.

         David Smith became our Chief Executive Officer on November 2003. Mr. Smith started his career in electronic recycling after graduating from the University of Oregon with a B.S. in Business Management. Mr. Smith founded United DataTech (UDT), an electronics reclamation company in 1984, where he served as President and Chief Executive officer until it was sold in 1997. From January 1998 to October 2003, Mr. Smith was the President of White Tiger Trading, Inc., later changed to RecycleNation Inc., through which he conducted an extensive eWaste recycling business throughout southeast Asia.

         James Ross has served as the Chief Financial Officer of the Company since November 2003 and as the Secretary of the Company since January 2004. Mr. Ross has served as Chief Financial Officer of Maxus Technology Inc. since October 2002. Since September 1993, Mr. Ross has been the President of JSR Capital Inc. through which he has performed interim financial management and corporate finance functions for a variety of companies, including Maxus Technology Inc. He received a Masters of Business Administration degree from York University in 1987.

         William E. Thomson is President of William E. Thomson Associates Inc., a company whose activities include: the operation of companies in crisis;

monitoring  the  clients  of  financial   institutions;   counseling  boards  of
directors, chief executive officers and senior management during periods of change, growth, initial public offerings and other financings; and general consulting and financial intermediation services. From December 2002 until the present, Mr. Thomson has been a director of Acto Digital Video (USA) Inc., a consumer electronics company. From 1978 through the present, Mr. Thomson has been chairman of the board of Med-Emerg International Inc., a healthcare service provider. Since 2000, he also has served as a director of The Aurora Fund, a Canadian government administered venture capital fund. From 2001 through the present, Mr. Thomson has been a director of Delfour Corporation, which provides warehouse logistics systems software. From 1991 through the present, Mr. Thomson has been a director of Electrical Contacts Ltd., a manufacturer of electrical contacts. From 1995 through the present, Mr. Thomson has been a director of Imperial Plastech Inc., a specialty plastics manufacturer. In 2002, Mr. Thomson became the Acting Chairman of the Board of Opera Mississauga, a not-for-profit opera company. From 2001 through the present, Mr. Thomson has been a director of Redpearl Funding Corporation, a venture capital fund focused on companies that make applications software. In 2002, Mr. Thomson became a member of The World Education Services Advisory Board, a not-for profit company. Mr. Thomson is a Chartered Accountant and holds a Bachelor of Commerce degree from Dalhousie University.


Information Regarding Board of Directors

         The Board of Directors did not hold any meetings during the fiscal year ended November 30, 2003. The Board of Directors executed two unanimous written consents in lieu of a meeting of the Board of Directors during the fiscal year ended November 30, 2003.

         Since the Company's bankruptcy in 2002, there have been no standing audit, compensation, nominating or other committees of the Board of Directors of the Company. The Company experienced a change of control in November 2003 and the newly reconstituted Board of Directors is in the process of creating a standing nominating committee. The Board of Directors intends to have a nominating committee formed during the fiscal year ending November 30, 2004. The sole director, Ms. Whatmore, selected the current slate of director nominees and used such criteria as industry, capital raising, accounting and executive management experience in identifying the nominees. The Company did not pay any third party a fee to assist in identifying and evaluating the candidates. The Board of Directors is in the process of developing minimum qualifications that the Company seeks for director nominees and this responsibility will be assumed by the nominating committee once it is formed. The Company does not currently have a policy with regard to the consideration of any director candidates recommended by the stockholders but once a nominating committee is formed, the nominating committee will be responsible for evaluating the merits of such a policy.

         The Board of Directors recommends that the Stockholders vote "FOR" the nominees named in this Proxy Statement. The five individuals receiving the greatest number of votes shall be deemed elected even if they do not receive a majority vote.

Proposal 2:       Changing the Company's Name to Maxus Technology Corporation

         The Board of Directors has concluded that it is advisable for the Company to change its name to Maxus Technology Corporation. The name change will be done by amending the Company's Certificate of Incorporation. The form of Certificate of Amendment is attached hereto as Exhibit "A". The Board of Directors recommends that the Stockholders approve and adopt the name change.

Reasons

         The Board of Directors believes the proposed name will better describe the Company as it has evolved from its inception. Effective November 14, 2003, the Company ceased its prior business operations and decided to only carry on the business of 901133 Alberta Ltd, a corporation incorporated under the laws of the Province of Alberta ("Maxus"), a wholly-owned subsidiary of the Company. For a description of the transaction between the Company and Maxus, see "Certain Relationships and Related Transactions." Through Maxus the Company is now principally engaged in distributing new and used telecommunications and information technology equipment and recycling electronic waste through two Maxus operating subsidiaries, Maxus Technology Inc. (formerly Admincomm Warehousing Ltd.) and Triple-Too Communications Inc.

         The Board of Directors has unanimously adopted resolutions to change the name of the Company. If adopted by the Stockholders, it is anticipated that the new name will become effective at the time set forth in the Certificate of Amendment to be filed with the Secretary of State of the State of Delaware.

         The Board of Directors recommends that the Stockholders vote "FOR" changing the Company's name. The affirmative vote of the holders of a majority of the shares of Common Stock present or by Proxy and entitled to vote at the Annual Meeting is necessary to approve changing the Company's name. Following the consummation of the name change, the symbol for the Company's Common Stock on the OTC Bulletin Board will be changed to a symbol related to the new name of the Company.

Proposal 3:  Approve a New Stock Option Plan

         The Board of Directors proposes that the Stockholders approve a new stock option plan for the benefit of the Company's employees, officers, directors and advisors (the "Plan"). The Plan was adopted by the Board of Directors on December 12, 2003. The Plan terminates on December 12, 2013 as to incentive stock options and December 12, 2053, as to nonqualified stock options, unless earlier terminated by the Board of Directors. The Plan is being implemented to encourage ownership of Common Stock by certain officers, directors, employees and advisors of the Company or its subsidiaries. The Plan also provides additional incentive for eligible persons to promote the success of the business of the Company or its subsidiaries, and to encourage them to remain in the employ of the Company or its subsidiaries by providing such persons with an opportunity to benefit from any appreciation of the Common Stock through the issuance of stock options.

         Eligible   participants  in  the  Plan  include  full  time  employees, directors and advisors of the Company and its subsidiaries. Options granted under the Plan are intended to qualify as "incentive stock options" pursuant to the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options which do not constitute incentive stock options ("nonqualified options") as determined by the Company's Compensation Committee (the "Committee") or the Board of Directors.

         The Board of Directors is of the opinion that it would be in the best interest of the Company to reserve for issuance under the Plan not less than 3,000,000 shares of Common Stock to provide adequate shares of Common Stock for issuance to qualified individuals under the Plan, and to encourage such individuals to remain in the service of the Company in order to promote its business and growth strategy. The maximum aggregate number of shares of Common Stock which may be issued under the Plan during any given calendar year shall not exceed 10% of the total outstanding shares of Common Stock for such calendar year. The Company may also utilize options available to be granted under the Plan to attract qualified individuals to become employees and non-employee directors of the Company, as well as to ensure the retention of management of any acquired business operations.

Summary of Plan

         The following is a summary of certain of the provisions of the Plan. The full text of the Plan is set forth as Exhibit "B" to this Proxy Statement.

Administration

         The Plan will be administered by the Committee or the entire Board of Directors. Under the terms of the Plan, the Committee shall consist of not less than two members of the Board of Directors who are appointed by the Board of Directors. The Board of Directors has the power from time to time to add or substitute members of the Committee and to fill vacancies, however caused.

         The Committee or the Board of Directors, as applicable, has the authority to interpret the Plan, to determine the persons to whom, and the basis upon which, options will be granted, the exercise price, duration, and other terms of the options to be granted, subject to the authority of the entire Board of Directors and specific provisions contained in the Plan.

Eligibility

         Nonqualified Options. Nonqualified options may be granted only to officers, directors (including non-employee directors of the Company or a subsidiary), employees and advisors of the Company or a subsidiary who, in the judgment of the Committee, are responsible for the management or success of the Company or a subsidiary and who, at the time of the granting of the nonqualified options, are either officers, directors, employees or advisors of the Company or a subsidiary. If the Plan is approved, approximately ___ officers, ___ directors, ___ employees and ___ advisors will be eligible to receive nonqualified options.

         Incentive Options. Incentive stock options may be granted only to employees of the Company or a subsidiary who, in the judgment of the Committee or the Board of Directors, are responsible for the management or success of the Company or a subsidiary and who, at the time of the granting of the incentive stock option, are either an employee of the Company or a subsidiary. No incentive stock option may be granted under the Plan to any individual who would, immediately before the grant of such incentive stock option, directly or indirectly, own more than 10% of the total combined voting power of all classes of stock of the Company unless (i) such incentive stock option is granted at an option price not less than 110% of the fair market value of the shares on the date the incentive stock option is granted and (ii) such incentive stock option expires on a date not later than five years from the date the incentive stock option is granted. If the Plan is approved, approximately ___ employees will be eligible to receive incentive options.

Option Price

         The purchase price of the shares of the Common Stock offered under the Plan must be 100% of the fair market value of the Common Stock at the time the option is granted or such higher purchase price as may be determined by the Committee or the Board of Directors at the time of grant; provided, however, if an incentive stock option is granted to an individual who would, immediately before the grant, directly or indirectly own more than 10% of the total combined voting power of all classes of stock of the Company, the purchase price of the shares of the Common Stock covered by such incentive stock option may not be less than 110% of the fair market value of such shares on the day the incentive stock option is granted. If the price of the Common Stock is traded on a national securities exchange or transactions in the Common Stock are quoted on Nasdaq, the fair market value of the Common Stock underlying options granted under the Plan shall be determined by the Committee on the basis of the average reported sales prices for the Common Stock over a ten business day period ending on the date for which such determination is relevant. If there is no market price for the Common Stock, then the Board of Directors and the Committee may, after taking all relevant facts into consideration, determine the fair market value of the Common Stock.

Exercise of Options

         Options are exercisable in whole or in part as provided under the terms of the grant, but in no event shall an option be exercisable after the expiration of ten years from the date of grant. Except in case of disability or death, no option shall be exercisable after an optionee ceases to be an employee of the Company, provided that the Committee shall have the right to extend the right to exercise for a specified period, generally three months, following the date of termination of an optionee's employment. If an optionee's employment is terminated by reason of disability, the Committee or the Board of Directors may extend the exercise period for a specified period, generally one year, following the date of termination of the optionee's employment. If an optionee dies while in the employ of the Company and has not fully exercised his options, the options may be exercised in whole or in part at any time within one year after the optionee's death by the executors or administrators of the optionee's estate or by any person or persons who acquired the option directly from the optionee by bequest or inheritance.

         No option is exercisable either in whole or in part after the expiration of ten years from the date of grant. In the event of the dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation, the Committee or the Board of Directors is authorized to accelerate the exercisibility of all outstanding options under the Plan.

         Under the Plan, an individual may be granted one or more options, provided that the aggregate fair market value (determined at the time the option is granted) of the shares covered by incentive options which may be exercisable for the first time during any calendar year shall not exceed $100,000.

Acceleration and Exercise upon Change of Control

         Any option granted under the Plan which provides for either (a) an incremental vesting period whereby such option may only be exercised in installments as each such incremental vesting period is satisfied or (b) a delayed vesting period whereby such option may only be exercised after the lapse of a specified period of time, such vesting period shall be accelerated upon the occurrence of a "Change in Control" of the Company (as that term is defined in the Plan) so that such option shall become exercisable immediately in part or in its entirety by the optionee, as such optionee shall elect subject to the condition that no option shall be exercisable after the expiration of ten years from the date it is granted.

New Plan Benefits

Because benefits under the Plan will depend on the discretion of the Committee and the fair market value of the Common Stock at various future dates, it is not possible to determine all of the benefits that will be received if the Plan is approved by Stockholders. The table below shows the grants made on December 12, 2003 under the Plan and the number of shares underlying stock option awards granted to the executive officers named on page ___, to all current elected officers as a group, to all non-employee directors as a group, and to all other employees as a group. All stock option awards had an exercise price equal to the fair market value of Common Stock on the date of grant ($.99 per share, except for incentive stock options granted to David Smith at $1.09 per share).

--------------------------------------------------------------------------------
                 Maxus Technology Corporation Stock Option Plan
--------------------------------------------------------------------------------
                                                                    Number
Name and Position                                                 Of Shares
------------------------------------------------------------ -------------------
David Smith, Chief Executive Officer........................       175,000 (1)
                                                                   -------
Michele Whatmore, President and Sole Director...............       150,000
                                                                   -------
Charles Whatmore, Vice President of Business Development....       100,000
                                                                   -------
James Ross, Chief Financial Officer and Secretary...........       150,000
                                                                   -------
Gary Powers, Chief Operations Officer.......................       150,000
                                                                   -------
Executive Group.............................................       725,000
                                                                   -------
Non-Executive Director Group................................             0
                                                                   -------
Non-Executive Officer Employee Group........................       759,000 (2)
                                                                   -------
------------------------------------------------------------ -------------------
(1) Incentive stock options granted at $1.09 per share.
(2) 135,000 of these optioned shares are incentive stock options.

U.S. Federal Income Tax Consequences

         Following is an explanation of the U.S. federal income tax consequences for optionees who are subject to tax in the United States.

         The grant of an incentive stock option or a nonqualified stock option would not result in income for the grantee or a deduction for the Company.

         The exercise of an incentive stock option would not result in income for the optionee if the optionee (i) does not dispose of the shares within two years after the date of grant or one year after the transfer of shares upon exercise and (ii) is an employee of the Company or a subsidiary of the Company from the date of grant and through and until three months before the exercise date. If these requirements are met, the basis of the shares upon later disposition would be the option price. Any gain will be taxed to the employee as long-term capital gain and the Company would not be entitled to a deduction. The excess of the market value on the exercise date over the option price is an item of tax preference, potentially subject to the alternative minimum tax.

         If the optionee disposes of the shares prior to the expiration of either of the holding periods, the optionee would recognize ordinary income and the Company would be entitled to a deduction equal to the lesser of the fair market value of the shares on the exercise date minus the option price or the amount realized on disposition minus the option price. Any gain in excess of the ordinary income portion would be taxable as long-term or short-term capital gain.

Payment for Option Shares

         Options may be exercised by the delivery of written notice to the Company at its principal office setting forth the number of shares with respect to which the option is to be exercised, together with cash or certified check payable to the order of the Company for an amount equal to the option price of such shares. No shares of the Common Stock subject to options granted under the Plan may be issued upon exercise of such options until full payment has been made of any amount due. A certificate or certificates representing the number of shares purchased will be delivered by the Company as soon as practicable after payment is received.

Termination of the Plan

         The Plan will terminate with respect to incentive stock options on December 12, 2013, and with respect to nonqualified stock options on December
12, 2053, unless earlier terminated by the Board of Directors. Any option outstanding under the Plan at the time of termination shall remain in effect until the option shall have been exercised or shall have expired.

Amendment of the Plan

         The Committee may at any time modify or amend the Plan, including the form and substance of the option agreements to be used in connection therewith; provided that no amendment or revision may be made without the approval of the stockholders of the Company if such approval is required under the Internal Revenue Code, Rule 16b-3, or any other applicable law or rule. No amendment, suspension, or termination of the Plan shall, without the consent of the individual who has received an option, alter or impair any of that individual's rights or obligations under any option granted under the Plan prior to that amendment, suspension, or termination.

Transferability of Options

         Except as may be agreed upon by the Committee, options granted under the Plan shall be exercisable only by the optionee during his lifetime and shall not be assignable or transferable other than by will or the laws of descent and distribution.

Other Information

         Individuals who will participate in the Plan in the future and the amounts of their allotments are to be determined by the Committee subject to any restrictions outlined above. Since no such determinations have yet been made, it is not possible to state the terms of any individual options which may be issued under the Plan or the names or positions of, or respective amounts of the allotment to, any individuals who may participate.

         The Board of Directors recommends that the Stockholders vote "FOR" adoption of the Plan. The affirmative vote of the holders of a majority of the shares of Common Stock present and entitled to vote at the Annual Meeting is necessary to approve the Plan.

Proposal 4:  Ratification of the Appointment of Independent Public Accountants

         The Board of Directors has appointed Schwartz Levitsky Feldman llp, independent public accountants to serve as independent auditors of the Company and to audit its consolidated financial statements for fiscal year 2004, subject to approval by Stockholders at the Annual Meeting. To the knowledge of management of the Company, neither Schwartz Levitsky Feldman llp nor any of its members has any direct or materially indirect financial interest in the Company, or any connection with the Company in any capacity otherwise than as independent public accountants.

         Although Stockholder ratification and approval of this appointment is not required by law or otherwise, and in keeping with the Company's policy that its Stockholders should be entitled to a voice in this regard as a matter of good corporate practice, the Board of Directors is seeking ratification of this appointment. If the appointment is not ratified, the Board of Directors must then determine whether to appoint other auditors. In such case, the vote of Stockholders will be taken into consideration.

         The following resolution concerning the appointment of independent auditors will be offered at the Annual Meeting:

                  RESOLVED, that the appointment by the Board of Directors of Schwartz Levitsky Feldman llp to audit the consolidated financial statements and related books, records, and accounts of the Company and its subsidiaries for fiscal year 2004 is hereby ratified.

         The enclosed Proxy will be voted as specified, but if no specification is made, it will be voted in favor of the adoption of the resolution of ratification.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

         The firm of Schwartz Levitsky Feldman llp, independent auditors, has been selected by the Board of Directors to serve as the Company's auditors for the remainder of fiscal year ending November 30, 2003 and fiscal year ending November 30, 2004. Williams & Webster, P.S. served as the Company's auditor for the fiscal year ending December 31, 2002. A representative of Schwartz Levitsky Feldman llp is expected to be present at the Annual Meeting in order to make a statement if the auditors so desire and to respond to appropriate questions.

         Williams & Webster, P.S. was terminated as auditor of the Company effective November 19, 2003. Williams & Webster, P.S.'s report on the financial statements for the years ended December 31, 2002 and 2001 did not contain an adverse opinion, disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles. There were no disagreements with Williams & Webster, P.S. during the period of its appointment as independent auditor through the date of its termination on any matter of accounting principals or practices, financial statement disclosure or auditing scope or procedure. Additionally, there were no other reportable matters, as defined in Item 304(a)(1)(iv) of Regulation S-B, during that period of time. The Company has provided Williams & Webster, P.S. with a copy of the disclosures the Company is making in this Proxy Statement in response to the requirements of Regulation S-B, Item 304(a).

         Audit Fees. The aggregate fees billed by Williams & Webster, P.S. for professional services rendered for the review of the Company's financial statements included in the Company's Forms 10-QSB for the fiscal year ended November 30, 2003 is $________. The aggregate fees billed by Schwartz Levitsky Feldman llp, for professional services rendered for the audit of the Company's financial statements for the fiscal year ended November 30, 2003 is estimated to be $21,500.


         Financial Information Systems Design and Implementation. There were no fees for financial information systems design and implementation services billed by Williams & Webster, P.S. or Schwartz Levitsky Feldman llp for the fiscal year ended November 30, 2003.

         All Other Fees. Williams & Webster, P.S. billed the Company $_______ for ________________________________________. There were no other fees for either audit-related or non-audit services billed by Williams & Webster, P.S. or Schwartz Levitsky Feldman llp for the fiscal year ended November 30, 2003.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of January 23, 2004 relating to the beneficial ownership (as defined by the rules of the Securities and Exchange Commission (the "SEC")) of shares of Common Stock by (i) each person who owns beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each executive officer of the Company for the year ended November 30, 2003, and (iv) all executive officers and directors of the Company as a group.

                                                                     Percentage of Common
       Name(1)                                    Number of Shares      Stock Owned(2)
----------------------------------------------    ----------------   --------------------
Michele Whatmore(3)(4)(7).....................        5,734,704             26.48%
David Smith(3)................................        4,203,360             19.41%
James Ross(3)(7)..............................          160,000                *
Gary Powers(3)(7).............................          250,000              1.15%
Charles Whatmore(3)(5)........................        1,911,568              8.83%
741257 Alberta Ltd.(6)(7).....................        1,911,568              8.83%
Officers and Directors as a group (5 persons).       12,259,632             56.60%

--------------------
*Less than 1%

(1) Unless otherwise indicated, the persons listed above have sole voting and investment powers with respect to all such shares. Under applicable SEC rules, a person is deemed to be the "beneficial owner" of a security with regard to which the person, directly or indirectly, has or shares (a) the voting power, which includes the power to vote or direct the voting of the security, or (b) the investment power, which includes the power to dispose or direct the disposition, of the security, in each case irrespective of the person's economic interest in the security. Under the SEC rules, a person is deemed to beneficially own securities which the person has the right to acquire within 60 days (x) through the exercise of any option or warrant or (y) through the conversion of another security.
(2) Calculations are made in accordance with Rule 13d-3 under the Securities Exchange Act, as amended. In determining the percent of Common Stock owned by a person (a) the numerator is the number of shares of Common Stock beneficially owned by the person, including shares the beneficial ownership of which may be acquired within 60 days upon the exercise of options or warrants or conversion of convertible securities, and (b) the denominator is the total of
(i) the 11,392,608 shares in the aggregate of Common Stock outstanding as of January 23, 2004 and (ii) any shares of Common Stock which the person has the right to acquire within 60 days upon the exercise of options or warrants or conversion of convertible securities, including 10,267,840 exchangeable shares. Neither the numerator nor the denominator includes shares which may be issued upon the exercise of any options or warrants or the conversion of any other convertible securities.
(3) Ms. Whatmore is the sole director and President of the Company, Mr. Smith is the Chief Executive Officer of the Company, Mr. Ross is the Chief Financial Officer and Secretary of the Company, Mr. Powers is the Chief
Operations Officer of the Company and Mr. Whatmore is the Vice President of Business Development of the Company. The mailing address for Ms. Whatmore and Messrs. Smith, Ross, Powers and Whatmore is c/o the Company, 18300 Sutter Boulevard, Morgan Hill, California 95037.

(4) These shares are actually held by 775464 Alberta Ltd., a corporation incorporated under the laws of the Province of Alberta, of which Ms. Whatmore is the sole shareholder, sole director and President. Excludes 1,911,568 exchangeable shares held by 746459 Alberta Ltd., a corporation incorporated under the laws of the Province of Alberta, of which Charles Whatmore, Ms. Whatmore's husband, is the sole shareholder, sole director and President and with respect to which Ms. Whatmore disclaims beneficial ownership (see footnote
5). Excludes 1,911,568 exchangeable shares held by 741257 Alberta Ltd., a corporation incorporated under the laws of the Province of Alberta, of which Rick Shrum, Ms. Whatmore's brother, is the sole shareholder, sole director and President and with respect to which Ms. Whatmore disclaims beneficial ownership (see footnote 6).
(5) These shares are actually held by 746459 Alberta Ltd., a corporation incorporated under the laws of the Province of Alberta, of which Mr. Whatmore is the sole shareholder, sole director and President. Excludes 5,734,704 exchangeable shares held by 775464 Alberta Ltd., of which Michele Whatmore, Mr. Whatmore's wife, is the sole shareholder, sole director and President and with respect to which Mr. Whatmore disclaims beneficial ownership.
(6) Rick Shrum, the Director of Operations of Maxus, is the sole shareholder, sole director and President of 741257 Alberta Ltd. Excludes 5,734,704 exchangeable shares held by 775464 Alberta Ltd., of which Michele
Whatmore, Mr. Shrum's sister, is the sole shareholder, sole director and President and with respect to which Mr. Shrum disclaims beneficial ownership.
(7) The shares reported herein as beneficially owned are exchangeable shares issued by Maxus Holdings, Inc., which are immediately exchangeable into shares of common stock of the Company at the option of the holder on a one share-for-one share basis.

                       EXECUTIVE OFFICERS AND COMPENSATION

         The following section sets forth the names and background of the Company's executive officers.

Background of Executive Officers

     Name                         Offices Held                         Age
---------------------    ----------------------------------------   ---------

Michele Whatmore(1)      President and Sole Director                   34
Charles Whatmore(1)      Vice President of Business Development        35
David Smith(1)           Chief Executive Officer                       43
James Ross (1)           Chief Financial Officer and Secretary         46
Gary Powers (1)          Chief Operations Officer                      35
--------------------
(1) On November 19, 2003, the sole remaining director of the Company, ColiN Christie, appointed Ms. Whatmore as a director and Mr. Christie subsequently resigned. Ms. Whatmore as the sole director then elected Mr. Smith as Chief Executive Officer, Ms. Whatmore as President, Mr. Ross as Chief Financial Officer and Mr. Powers as Chief Operations Officer. Ms. Whatmore elected Mr. Ross as Secretary and Mr. Whatmore as Vice President of Business Development on January 21, 2004.

         Michele Whatmore has been the President and sole director of the Company since November 2003. She is a co-founder and has served as President of Maxus Technology Inc. since its inception in 1994. Ms. Whatmore received an honors diploma from Northern Alberta Institute of Technology in Business Administration with a major in Marketing. She sits on the Board of Directors for the Recycling Council of Alberta.

         Charles Whatmore has served as the Vice President of Business Development for the Company since January 2004. He has served as Vice President of Business Development for Maxus Technology Inc. since December 2003. He has served as President and CEO of 746459 Alberta Ltd. since August 1996. He served as President and CEO of Triple Too Communications Inc. from August 1996 until December 2003. Through his tenure with these companies, Mr. Whatmore brings with him over a decade of management experience. He possesses a Business Administration and Management diploma from the Northern Alberta Institute of Technology.

         Mr. Smith became our Chief Executive Officer on November 2003. Mr. Smith started his career in electronic recycling after graduating from the University of Oregon with a B.S. in Business Management. Mr. Smith founded United DataTech (UDT), an electronics reclamation company in 1984, where he served as President and Chief Executive officer until it was sold in 1997. From January 1998 to October 2003, Mr. Smith was the President of White Tiger Trading, Inc., later changed to RecycleNation Inc., through which he conducted an extensive eWaste recycling business throughout southeast Asia.

         Mr. Ross has served as the Chief Financial Officer of the Company since November 2003 and as the Secretary of the Company since January 2004. Mr. Ross has served as Chief Financial Officer of Maxus Technology Inc. since October 2002. Since September 1993, Mr. Ross has been the President of JSR Capital Inc. through which he has performed interim financial management and corporate finance functions for a variety of companies, including Maxus Technology Inc. He received a Masters of Business Administration degree from York University in 1987.

         Mr. Powers has served as the Chief Operations Officer of the Company since November 2003. Mr. Powers is a mechanical engineer with over twelve years of industrial engineering, project and operations management experience and is a Project Management Institute certified Project Management Professional. Prior to Mr. Powers working for the Company, he was a Project Engineer with Nova Chemicals.

Family Relationships

         Michele Whatmore, director and President of the Company, is the wife of Charles Whatmore, who is the Company's Vice President of Business Development and is nominated to become a member of the Board of Directors at the 2004 Annual Meeting of Stockholders. Except as disclosed herein, there are no family relationships among the Company's directors or officers.

         All officers of the Company hold office until the annual meeting of directors following the annual meeting of stockholders or until their respective successors are duly appointed and qualified or their earlier resignation or removal.

Summary of Compensation

         The following Summary Compensation Table sets forth, for the years indicated, all cash compensation paid, distributed or accrued for services, including salary and bonus amounts, rendered in all capacities for the Company to its President, Chief Executive Officer and other most highly compensated executive officers (the "Named Executives") for the fiscal years ended November 30 for the three years shown in the table below. Information is provided on an accrual basis for the fiscal years ending November 30, 2002 and 2001. All other compensation related tables required to be reported have been omitted as there has been no applicable compensation awarded to, earned by or paid to any of the Company's executive officers in any fiscal year to be covered by such tables.


                           Summary Compensation Table
                          (All Amounts in U.S. Dollars)




                                                                                       Long-Term Compensation
                                             Annual Compensation                     Awards               Payouts
                                                                   Other     Restricted   Securities
       Name and                                                   Annual      Stock      Underlying                  All Other
                                      Salary        Bonus        Compensat-   Award(s)     Options/         LTIP      Compensat-
  Principal Position      Year          ($)          ($)          ion ($)       ($)        SARs(#)       Payouts ($)   ion ($)
  ------------------      ----         ---          ---          -------       ---        -------       -----------   -------
Michele Whatmore,         2003          --          N/A            None        N/A          N/A             N/A          N/A
President (1)             2002          N/A         N/A            None        N/A          N/A             N/A          N/A
                          2001          N/A         N/A            None        N/A          N/A             N/A          N/A
David   Smith,   Chief    2003          --          N/A            N/A         N/A          N/A             N/A          N/A
Executive Officer (2)     2002          N/A         N/A            N/A         N/A          N/A             N/A          N/A
                          2001          N/A         N/A            N/A         N/A          N/A             N/A          N/A
James   Ross,    Chief    2003          --          N/A            N/A         N/A          N/A             N/A          N/A
Financial Officer (3)     2002          N/A         N/A            N/A         N/A          N/A             N/A          N/A
                          2001          N/A         N/A            N/A         N/A          N/A             N/A          N/A
Gary   Powers,   Chief    2003          --          N/A            N/A         N/A          N/A             N/A          N/A
Operations Officer (4)    2002          N/A         N/A            N/A         N/A          N/A             N/A          N/A
                          2001          N/A         N/A            N/A         N/A          N/A             N/A          N/A
Charles Whatmore,         2003          N/A         N/A            N/A         N/A          N/A             N/A          N/A
Vice President of         2002          N/A         N/A            N/A         N/A          N/A             N/A          N/A
Business Development      2001          N/A         N/A            N/A         N/A          N/A             N/A          N/A
Colin Christie,  Chief    2003       $  0.00        N/A            N/A         N/A          N/A             N/A          N/A
Executive Officer (6)     2002       $  0.00        N/A            N/A         N/A          N/A             N/A          N/A
                          2001       $137,720       N/A            N/A         N/A          N/A             N/A          N/A
--------------------

(1) The salaries and bonuses paid by Maxus for Ms. Whatmore for the fiscal years ended November 30, 2001, 2002 and 2003 are provided in the following chart. The amounts designated as "All Other Compensation" are related to vehicle leases/loans.

                        Salary                Bonus              All Other
                                                               Compensation
                   -----------------   ------------------   --------------------
         2003         $51,524.17               N/A              $6,918.23
         2002          41,762.00               N/A               4,816.00
         2001          41,762.00          $137,244.00            4,735.00

(2) David Smith commenced employment with the Company on November 1, 2003 at a base salary of $110,000 per annum.

(3) The salaries and bonuses paid by Maxus for Mr. Ross for the fiscal years ended November 30, 2001, 2002 and 2003 are provided in the following chart.
                        Salary                Bonus
                   -----------------    ------------------
         2003          $59,000.00              N/A
         2002           11,390.00              N/A
         2001              N/A                 N/A

(4) The salaries and bonuses paid by Maxus for Mr. Powers for the fiscal years ended November 30, 2001, 2002 and 2003 are provided in the following chart.
                        Salary                Bonus
                   -----------------    ------------------
         2003         $14,000.00               N/A
         2002             N/A                  N/A
         2001             N/A                  N/A

(5) The salaries and bonuses paid by Triple-Too Communications, Inc., a wholly-owned subsidiary of Maxus, for Mr. Whatmore for the fiscal years ended November 30, 2001 and 2002 and by Maxus for the fiscal year ended November 30, 2003 are provided in the following chart. The amounts designated as "All Other Compensation" are related to vehicle leases/loans.

                        Salary                Bonus              All Other
                                                               Compensation
                   -----------------   ------------------   --------------------
         2003         $50,873.00               N/A              $6,361.96
         2002          39,995.00               N/A               6,940.32
         2001          41,870.88               N/A               6,940.32


(6) Mr. Christie served as our Chief Executive Officer until November 19, 2003, when, as a result of the Stock Exchange, the Board of Directors elected Mr. Smith as Chief Executive Officer.

Director Compensation

         The Company does not currently pay its directors a fee for attending scheduled and special meetings of the Board of Directors. The Company does not pay the expenses of its directors for attending board meetings.

Indebtedness of Directors and Executive Officers

         None of the directors or officers of the Company or their respective associates or affiliates is indebted to the Company.

                        OPTION GRANTS IN LAST FISCAL YEAR

         There were no grants of stock options to any officer or director of the Company during the fiscal year ended November 30, 2003.

                OPTION EXERCISES AND HOLDINGS IN LAST FISCAL YEAR

           There were no stock option exercises or holdings during the fiscal year ended November 30, 2003.

         SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who own more than 10% of a registered class of the Company's equity securities to file statements of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission on Forms 3, 4 and 5. Officers, directors and greater than 10% stockholders are required by the regulation to furnish the Company with copies of all Section 16(a) reports which they file.

         Based solely on a review of reports on Form 3 and 4 and amendments thereto furnished to the Company during its most recent fiscal year, and written representations from reporting persons that no report on Form 5 was required, the Company believes that no person who, at any time during the fiscal year ended November 30, 2003 was subject to the reporting requirements of Section 16(a) with respect to the Company, failed to meet such requirements on a timely basis.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On November 14, 2003, the Company acquired through a stock exchange transaction (the "Stock Exchange") three Alberta, Canada based companies and one Mexico based company. These companies are: Maxus, Maxus Technology, Inc., Triple-Too Communications, Inc. and Maxus Technology, S. DE R.L. DE C.V. (collectively, "Subsidiaries"). As a result of the Stock Exchange, the Company issued an aggregate of 15 million shares of Common Stock (which number includes 10,267,840 shares issued by Maxus Holdings, Inc. ("Exchangeable Shares")) that are immediately exchangeable for shares of Common Stock on a one for one basis as more particularly discussed below, to the shareholders of Maxus. The 15 million shares of Common Stock issued in the Stock Exchange represent approximately 70.74% of the Company's issued and outstanding common stock immediately subsequent to the Stock Exchange. Upon consummation of the Stock Exchange, the Company assumed the business operations of the Subsidiaries.

         The Company had minimal operating activities prior to the Stock Exchange through which the Company acquired its Subsidiaries. The Stock Exchange was accounted for as a recapitalization of the Company. As a result of the exchange transaction, Maxus, on a consolidated basis with the other Subsidiaries, became the accounting survivor. The acquisition of the Subsidiaries was accounted for under the purchase method of accounting in accordance with the provisions of Statement of Financial Accounting Standards
(SFAS) No. 141.

         Prior to the Stock Exchange, the Company formed Maxus (Nova Scotia) Company, a Nova Scotia Unlimited Liability Company ("Nova Scotia Co") on September 22, 2003, and Maxus Holdings, Inc. on November 12, 2003. These two subsidiaries were incorporated to accommodate certain tax considerations in the acquisition of shares from Canadian shareholders of Maxus as a result of the Stock Exchange.

         On November 14, 2003 the Company, through Nova Scotia Co issued 4,732,160 shares of Common Stock and, through Maxus Holdings, Inc., issued 10,267,840 Exchangeable Shares in exchange for all of the outstanding shares of Maxus. The Company has reserved 10,267,840 shares of Common Stock for issuance to the holders of Exchangeable Shares. The holders of Exchangeable Shares have equal economic value as Stockholders of Common Stock. Each Exchangeable Share entitles the holder to one vote at meetings of Stockholders of the Company. The holders of the Exchangeable Shares will vote their shares through the voting agent designated in that certain Voting and Exchange Agency Agreement. The vote of the holders of a majority of the issued and outstanding shares of Common Stock and Exchangeable Shares entitled to vote thereon is sufficient to authorize, affirm, ratify or consent to any action coming before the Stockholders, except as otherwise provided by law. Holders of Exchangeable Shares also have conversion rights to convert their shares into the identical number of shares of Common Stock at any time, and in the event of our liquidation, dissolution or winding-up, whether voluntary or involuntary, the Exchangeable Shares will be redeemed for an equal number of shares of Common Stock enabling the holders to proportionally share in assets available for distribution after satisfaction of all liabilities and payments of the applicable liquidation preferences.

         The following chart displays the corporate structure following completion of the Stock Exchange. The Company owns 100% of the equity of each of its respective direct subsidiaries shown below. Maxus Holdings, Inc. owns approximately 48.43% of Maxus. Maxus owns approximately 99% of Maxus Technology,
S. DE R.L. DE C.V. and 100% of Triple-Too Communications, Inc. and Maxus Technology, Inc. Maxus Technology, Inc. owns 1% of Maxus Technology, S. DE R.L. DE C.V. The Company controls all of these entities. Subsequent to the Stock Exchange, on November 25, 2003, the Company formed another subsidiary, Maxus Technology, Inc., a California corporation, of which the Company owns 100%. This subsidiary is not reflected in the chart below.

                                 Graphic Omitted




                                 CODE OF ETHICS

         As of the date of this Proxy Statement, the Company has not adopted a Code of Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or any person performing a similar function with the Company. Following the Stock Exchange, the Company has been focused on assimilating its new business operations, and the Company's new management team has been focused on a host of issues related to such transition. The Company determined that in order to have a meaningful Code of Ethics, tailored to the Company's new business operations, it would be in the Company's best interest to take the time to carefully consider all of these issues prior to adopting a Code of Ethics. The Company intends to prepare a Code of Ethics and present it to its new, full Board of Directors during the current fiscal year. Upon adoption of its Code of Ethics, the Company will post the Code of Ethics on its Internet website. The Company will also file a copy of its Code of Ethics as an exhibit to its next annual report and undertake its next annual report to provide a copy of the Code of Ethics, without charge, to any person who requests a copy.

                    STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

         The Company currently does not have a process for communications by stockholders to directors. The Company experienced a change of control in November 2003 and the newly reconstituted Board of Directors is in the process of developing such a policy. The Board of Directors is also developing a policy regarding director attendance at annual meetings.

                        PROPOSALS FOR NEXT ANNUAL MEETING

         Any proposals of stockholders intended to be presented at the annual meeting of stockholders of the Company to be held in 2005 must be received by the Company at its principal executive offices, 18300 Sutter Boulevard, Morgan Hill, California 95037, no later than October 19, 2004, in order to be considered timely included in the Proxy Statement and form of Proxy relating to that meeting.

                                    EXPENSES

         The cost of soliciting Proxies will be borne by the Company. Solicitations may be made by executive officers, directors and employees of the Company personally or by mail, telephone, telegraph or other similar means of communication. Solicitation by such persons will be made on a part-time basis and no special compensation other than reimbursement of actual expenses incurred in connection with such solicitation will be paid to such persons.

                        ADDITIONAL INFORMATION AVAILABLE

         UPON  WRITTEN  REQUEST OF ANY  STOCKHOLDER,  THE COMPANY WILL FURNISH A
COPY OF THE COMPANY'S 2003 ANNUAL REPORT ON FORM 10-KSB, AS FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. THE WRITTEN REQUEST SHOULD BE SENT TO THE SECRETARY, AT THE COMPANY'S EXECUTIVE OFFICE.

                                  OTHER MATTERS

         So far as is now known, there is no business other than that described above to be presented to the stockholders for action at the Annual Meeting. Should other business come before the Annual Meeting, votes may be cast pursuant to Proxies in respect of any such business in the best judgment of the persons acting under the Proxies.

         STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING ARE URGED TO VOTE BY MAIL. TO VOTE BY MAIL, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY TO THE COMPANY'S TRANSFER AGENT, COMPUTER SHARE TRUST INC. IN THE ENCLOSED ENVELOPE PROVIDED, WHICH REQUIRES NO ADDITIONAL POSTAGE, IF MAILED IN THE UNITED STATES.

                                            By Order of the Board of Directors



                                            James Ross
                                            Secretary

February 16, 2004

================================================================================

                                   FORM 10-KSB

         The Company will furnish without charge to each person whose Proxy is being solicited upon request of any such person a copy of the Annual Report of the Company on Form 10-KSB for the fiscal year ended November 30, 2003, as filed with the Securities and Exchange Commission, including the financial statements. Requests for copies of such report should be directed to Don Baker, Medinex Systems, Inc., 18300 Sutter Boulevard, Morgan Hill, California 95037.

         The Company's Annual Report to Stockholders for the fiscal year ended November 30, 2003 includes a copy of its Annual Report on Form 10-KSB, including the financial statements as filed with the Securities and Exchange Commission.

================================================================================

                                   EXHIBIT "A"
                                   -----------

                                STATE OF DELAWARE
                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION

         Medinex Systems, Inc. (the "Company"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

         DOES HEREBY CERTIFY:

         FIRST: That by unanimous written consent of the Board of Directors of the Company, resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and directing that said amendment be considered at the next annual meeting of the stockholders. The resolution setting forth the proposed amendment is as follows:

                  RESOLVED, that subject to approval of the Company's stockholders, Article II of the Company's Restated Certificate of Incorporation be, and it hereby is, amended to read in its entirety as follows:

                  "The   name   of  this   corporation   is   Maxus   Technology
         Corporation."

         SECOND: That thereafter, pursuant to certain resolutions, the Board of Directors directed that said amendment be considered at the next annual meeting of the stockholders. An annual meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

         THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         FOURTH: That the capital of said corporation shall not be reduced under or by reason of said amendment.

         IN WITNESS WHEREOF, the Company has caused this certificate to be signed by Michele Whatmore, its President, this ______ day of _____________, 2004.




                                                  By:___________________________
                                                     Michele Whatmore, President

                                   EXHIBIT "B"
                                   -----------

                          MAXUS TECHNOLOGY CORPORATION
                                STOCK OPTION PLAN

                                   ARTICLE I.
                                    THE PLAN

         1.1.  Name.  This  Plan  shall  be  known  as  the  "Maxus   Technology
Corporation  Stock Option  Plan."  Capitalized  terms used herein are defined in
Article VII hereof.

         1.2. Purpose. The purpose of the Plan is to promote the growth and general prosperity of the Company by permitting the Company to grant Options to purchase Common Stock of the Company to key Employees, Nonemployee Directors, and Advisors. The Plan is designed to help the Company and its subsidiaries and affiliates attract and retain superior personnel for positions of substantial responsibility and to provide key Employees, Nonemployee Directors, and Advisors with an additional incentive to contribute to the success of the Company. The Company intends that Incentive Stock Options granted pursuant to Article III shall qualify as "incentive stock options" within the meaning of Section 422 of the Code.

         1.3. Effective Date. The Plan shall become effective upon the Effective Date.

         1.4. Eligibility to Participate. Any key Employee, Nonemployee Director, or Advisor shall be eligible to participate in the Plan. Subject to the following provisions, the Committee may grant Options in accordance with such determinations as the Committee from time to time in its sole discretion shall make; provided, however, that Incentive Stock Options may be granted only to persons who are Employees.

         1.5. Shares Subject to the Plan. The shares of Common Stock to be issued pursuant to the Plan shall be either authorized and unissued shares of Common Stock or shares of Common Stock issued and thereafter acquired by the Company.

         1.6. Maximum Number of Plan Shares. Subject to adjustment pursuant to the provisions of Section 5.2, and subject to any additional restrictions elsewhere in the Plan, the maximum aggregate number of shares of Common Stock that may be issued and sold hereunder shall be 3,000,000. No more than 600,000 shares of Common Stock shall be available for Incentive Stock Options. Subject to adjustment pursuant to the provisions of Section 5.2, and subject to any additional restrictions elsewhere in the Plan, the maximum aggregate number of shares of Common Stock with respect to which Options may be granted to any Optionee during the term of the Plan shall not exceed 2.5% of the total outstanding shares. Notwithstanding the foregoing, the maximum aggregate number of shares of Company Common Stock which may be issued under the Plan shall during any given calendar year not exceed 10% of the total outstanding shares of Company Common Stock during such calendar year.

         1.7. Options and Stock Granted Under Plan. If an Option terminates without being wholly exercised, new Options may be granted hereunder covering the number of Plan Shares to which such Option termination relates. Moreover, when an Option is exercised in whole or in part, the number of Plan Shares then available for issuance hereunder shall be increased by a number of shares equal to the number of Plan Shares to which the exercise relates.

         1.8. Conditions Precedent. The Company shall not issue any certificate for Plan Shares pursuant to the Plan prior to fulfillment of all of the following conditions:

         (a) The admission of the Plan Shares to listing on all stock exchanges on which the Common Stock is then listed, unless the Committee determines in its sole discretion that such listing is neither necessary nor advisable;

         (b) The completion of any registration or other qualification of the offer or sale of the Plan Shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body that the Committee shall in its sole discretion deem necessary or advisable; and

         (c) The obtaining of any approval or other clearance from stockholders of the Company and any federal or state governmental agency that the Committee shall in its sole discretion determine to be necessary or advisable.

         1.9. Reservation of Shares of Common Stock. During the term of the Plan, the Company shall at all times reserve and keep available such number of shares of Common Stock as shall be necessary to satisfy the requirements of the Plan as to the number of Plan Shares. In addition, the Company shall from time to time, as is necessary to accomplish the purposes of the Plan, seek or obtain from any regulatory agency having jurisdiction any requisite authority that is necessary to issue Plan Shares hereunder. The inability of the Company to obtain from any regulatory agency having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance of any Plan Shares shall relieve the Company of any liability in respect of the nonissuance of Plan Shares as to which the requisite authority shall not have been obtained.

         1.10. Tax Withholding.

         (a) Condition Precedent. The issuance of Plan Shares is subject to the condition that if at any time the Committee shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any federal, state or local law is necessary or desirable as a condition of, or in connection with, such issuances, then the issuances shall not be effective unless the withholding shall have been effected or obtained in a manner acceptable to the Committee.

         (b) Manner of Satisfying Withholding Obligation. When a participant is required by the Committee to pay to the Company an amount required to be withheld under applicable income tax laws in connection with the exercise of an Option, such payment may be made (i) in cash, (ii) by check, (iii) if permitted by the Committee, by delivery to the Company of shares of Common Stock already owned by the participant having a Fair Market Value on the Tax Date equal to the amount required to be withheld, (iv) if permitted by the Committee, through the withholding by the Company of a portion of the Plan Shares acquired upon the exercise of the Options (if applicable) having a Fair Market Value on the Tax Date equal to the amount required to be withheld, or (v) in any other form of valid consideration, as permitted by the Committee in its discretion.

         (c) Notice of Disposition of Stock Acquired Pursuant to Incentive Stock Options. The Company may require as a condition to the issuance of Plan Shares covered by any Incentive Stock Option that the party exercising such Option give a written representation to the Company, which is satisfactory in form and substance to its counsel and upon which the Company may reasonably rely, that he or she shall report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code. If and to the extent that the realization of income in such a disposition imposes upon the Company federal, state or local withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, the Company shall have the right to require that the recipient remit to the Company an amount sufficient to satisfy those requirements; and the Company may require as a condition to the issuance of Plan Shares covered by an Incentive Stock Option that the party exercising such Option give a satisfactory written representation promising to make such a remittance.

         1.11. Exercise of Options.

         (a) Method of Exercise. Each Option shall be exercisable in accordance with the terms of the Option Agreement pursuant to which the Option was granted. No Option may be exercised for a fraction of a Plan Share.

         (b) Payment of Purchase Price. The purchase price of any Plan Shares purchased shall be paid at the time of exercise of the Option either (i) in cash, (ii) by certified or cashier's check, (iii) if permitted by the Committee, by shares of Common Stock, (iv) if permitted by the Committee, by cash or certified or cashier's check for the par value of the Plan Shares plus a promissory note for the balance of the purchase price, which note shall provide for full personal liability of the maker and shall contain such terms and provisions as the Committee may determine, including without limitation the right to repay the note partially or wholly with Common Stock, (v) by delivery of a copy of irrevocable instructions from the Optionee to a broker or dealer, reasonably acceptable to the Company, to sell certain of the Plan Shares purchased upon exercise of the Option or to pledge them as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, or (vi) in any other form of valid consideration, as permitted by the Committee in its discretion. If any portion of the purchase price or a note given at the time of exercise is paid in shares of Common Stock, those shares shall be valued at the then Fair Market Value.

         1.12. Written Notice Required. Any Option shall be deemed to be exercised for purposes of the Plan when written notice of exercise has been received by the Company at its principal office from the person entitled to exercise the Option and payment for the Plan Shares with respect to which the Option is exercised has been received by the Company in accordance with Section 1.11.

         1.13. Compliance with Securities Laws. Plan Shares shall not be issued with respect to any Option unless the issuance and delivery of the Plan Shares and the exercise of an Option shall comply with all relevant provisions of state and federal law (including without limitation (i) the Securities Act and the rules and regulations promulgated thereunder, and (ii) the requirements of any stock exchange upon which the Plan Shares may then be listed) and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Committee may also require a participant to furnish evidence satisfactory to the Company, including without limitation a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the Plan Shares are being acquired only for investment and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each participant shall consent to the imposition of a legend on the certificate representing the Plan Shares issued pursuant to the exercise of an Option restricting their transfer as required by law or this section.

         1.14. Employment or Service of Optionee. Nothing in the Plan or in any Option granted hereunder shall confer upon any Employee any right to continued employment by the Company or any of its subsidiaries or affiliates or limit in any way the right of the Company or any of its subsidiaries or affiliates at any time to terminate or alter the terms of that employment. Nothing in the Plan or in any Option granted hereunder shall confer upon any Nonemployee Director or Advisor any right to continued service as a Nonemployee Director or Advisor of the Company or any of its subsidiaries or affiliates or limit in any way the right of the Company or any of its subsidiaries or affiliates at any time to terminate or alter the terms of that service.

         1.15. Rights of Optionees Upon Termination of Employment or Service. In the event an Optionee ceases to be an Employee, Nonemployee Director, or Advisor for any reason other than death, Permanent Disability or Misconduct, unless provided in an Option Agreement or in Article VI hereof, then, the unvested portion of the Optionee's Option shall terminate immediately and cease to remain outstanding and the vested portion shall immediately terminate at the beginning of the thirty-first (31st) day following termination of Optionee's service. In the event an Optionee ceases to serve as an Employee, Nonemployee Director, or Advisor due to death, Permanent Disability or Misconduct, the Optionee's Options may be exercised as follows:

         (a) Death. Except as otherwise limited by the Committee at the time of the grant of an Option, if an Optionee dies while serving as an Employee, Nonemployee Director, or Advisor or within three months after ceasing to be an Employee, Nonemployee Director, Advisor, his or her Option shall become fully exercisable on the date of his or her death and shall expire 12 months thereafter, unless by its terms it expires sooner or unless, with respect to a Nonqualified Stock Option, the Committee agrees, in its sole discretion, to further extend the term of such Nonqualified Stock Option. During such period, the Option may be fully exercised, to the extent that it remains unexercised on the date of death, by the Optionee's personal representative or by the distributees to whom the Optionee's rights under the Option shall pass by will or by the laws of descent and distribution.

         (b) Disability. If an Optionee ceases to serve as an Employee, Nonemployee Director, or Advisor as a result of Permanent Disability, the Optionee's Option shall become fully exercisable and shall expire 12 months thereafter, unless by its terms it expires sooner or, unless, with respect to a Nonqualified Stock Option, the Committee agrees, in its sole discretion, to extend the term of such Nonqualified Stock Option.

         (c)   Misconduct.   Should  the  Optionee  cease  to  be  an  Employee,
Nonemployee Director or Advisor because of Misconduct, the Optionee's Option shall terminate whether vested or unvested immediately.

         1.16. Transferability of Options. Except as the Committee may otherwise provide, Options shall not be transferable other than by will or the laws of descent and distribution or, with respect to Nonqualified Stock Options, pursuant to the terms of a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder, and, with respect to Incentive Stock Options, may be exercised during the lifetime of an Optionee only by that Optionee or by his or her legally authorized representative. The designation by an Optionee of a beneficiary shall not constitute a transfer of the Option. The Committee may, in its discretion, provide in an Option Agreement that Nonqualified Stock Options granted hereunder may be transferred by the Optionee to members of his or her immediate family, trusts for the benefit of such immediate family members and partnerships in which such immediate family members are the only partners.

         1.17. Information to Participants. The Company shall furnish to each participant a copy of the annual report, proxy statements and all other reports (if any) sent to the Company's stockholders. Upon written request, the Company shall furnish to each participant a copy of its most recent Form 10-K Annual Report (if any) and each quarterly report to stockholders issued (if any) since the end of the Company's most recent fiscal year.

                                  ARTICLE II.
                                 ADMINISTRATION

         2.1. Committee. The Plan shall be administered by a Committee, which shall be appointed by the Board. If the Board so elects, the Plan may be administered by different Committees with respect to different groups of participants. The Committee shall be constituted to satisfy applicable laws. Subject to the provisions of the Plan, the Committee shall have the sole discretion and authority to determine from time to time the Employees, Non-Employee Directors, and Advisors to whom Options shall be granted and the number of Plan Shares subject to each Option, to interpret the Plan, to prescribe, amend and rescind any rules and regulations necessary or appropriate for the administration of the Plan, to determine and interpret the details and provisions of each Option Agreement, to modify or amend any Option Agreement or waive any conditions or restrictions applicable to any Options (or the exercise thereof), and to make all other determinations necessary or advisable for the administration of the Plan. The Board may remove any member of the Committee, with or without cause.

         2.2. Majority Rule; Unanimous Written Consent. A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by all members of the Committee shall constitute the action of the Committee. Meetings of the Committee may take place by telephone conference call.

         2.3. Company Assistance. The Company shall supply full and timely information to the Committee on all matters relating to Employees, Nonemployee Directors, and Advisors, their employment, death, Permanent Disability, or other termination of employment or other relationship with the Company, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

         2.4. Exculpation of Committee. No member of the Committee shall be personally liable for, and the Company shall indemnify all members of the Committee and hold them harmless against, any claims resulting directly or indirectly from any action or inaction by the Committee pursuant to the Plan.

                                  ARTICLE III.
                             INCENTIVE STOCK OPTIONS

         3.1. Terms and Conditions. The terms and conditions of Options granted under this Article may differ from one another as the Committee shall, in its discretion, determine, as long as all Options granted under this Article satisfy the requirements of this Article.

         3.2. Duration of Options. Each Option granted pursuant to this Article and all rights thereunder shall expire on the date determined by the Committee, but in no event shall any Option granted under this Article expire earlier than one year or later than 10 years after the date on which the Option is granted. In addition, each Option shall be subject to early termination as provided elsewhere in the Plan.

         3.3. Purchase Price. The purchase price for Plan Shares acquired pursuant to the exercise, in whole or in part, of any Option granted under this Article shall not be less than the Fair Market Value of the Plan Shares at the time of the grant of the Option; provided, however, in the event of the grant of any Option to an individual who, at the time the Option is granted, owns shares of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary or affiliate thereof within the meaning of Section 422 of the Code, the purchase price for the Plan Shares subject to that Option must be at least 110% of the Fair Market Value of those Plan Shares at the time the Option is granted and the Option must not be exercisable after the expiration of five years from the date of its grant.

         3.4. Maximum Amount of Options First Exercisable in Any Calendar Year. The aggregate Fair Market Value of Plan Shares (determined at the time the Option is granted) with respect to which Options issued under this Article are exercisable for the first time by any Employee during any calendar year under all incentive stock option plans of the Company and its Subsidiaries and affiliates shall not exceed $100,000. Any portion of an Option granted under the Plan in excess of the foregoing limit shall be considered granted pursuant to
Article IV.

         3.5. Individual Option Agreements. Each Employee receiving Options pursuant to this Article shall be required to enter into a written Option Agreement with the Company. In such Option Agreement, the Employee shall agree to be bound by the terms and conditions of the Plan, the Options made pursuant hereto, and such other matters as the Committee deems appropriate.

                                  ARTICLE IV.
                           NONQUALIFIED STOCK OPTIONS

         4.1. Option Terms and Conditions. The terms and conditions of Options granted under this Article may differ from one another as the Committee shall, in its discretion, determine as long as all Options granted under this Article satisfy the requirements of this Article.

         4.2. Duration of Options. Each Option granted pursuant to this Article and all rights thereunder shall expire on the date determined by the Committee. In addition, each Option shall be subject to early termination as provided elsewhere in the Plan.

         4.3. Purchase Price. The purchase price for the Plan Shares acquired pursuant to the exercise, in whole or in part, of any Option granted under this Article shall not be less than the Fair Market Value of the Plan Shares at the time of the grant of the Option.

         4.4. Individual Option Agreements. Each Optionee receiving Options pursuant to this Article shall be required to enter into a written Option Agreement with the Company. In such Option Agreement, the Optionee shall agree to be bound by the terms and conditions of the Plan, the Options made pursuant hereto, and such other matters as the Committee deems appropriate.

                                   ARTICLE V.
                     TERMINATION, AMENDMENT, AND ADJUSTMENT

         5.1. Termination and Amendment. The Plan shall terminate with respect to Incentive Stock Options on the date that is ten years after the Effective Date and with respect to Nonqualified Stock Options on the date that is fifty years after the Effective Date. No Option shall be granted under the Plan after the respective date of termination. Subject to the limitations contained in this section, the Committee may at any time amend or revise the terms of the Plan, including the form and substance of the Option Agreements to be used in connection herewith; provided that no amendment or revision may be made without the approval of the stockholders of the Company if such approval is required under the Code, Rule 16b-3, or any other applicable law or rule. No amendment, suspension, or termination of the Plan shall, without the consent of the individual who has received an Option, alter or impair any of that individual's rights or obligations under any Option granted under the Plan prior to that amendment, suspension, or termination.

         5.2. Adjustments. If the outstanding Common Stock is increased, decreased, changed into, or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or any other increase, or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company (but not including conversion of convertible securities issued by the Company), an appropriate and proportionate adjustment shall be made in the maximum number and kind of Plan Shares as to which Options may be granted under the Plan. A corresponding adjustment changing the number or kind of shares allocated to unexercised Options or portions thereof that shall have been granted prior to any such change shall likewise be made. Any such adjustment in outstanding Options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Options, but with a corresponding adjustment in the price for each share covered by the Options. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Committee, and any such adjustment may provide for the elimination of fractional share interests.

                                  ARTICLE VI.
                             CORPORATE TRANSACTIONS;
                     CHANGES IN CAPITALIZATION; DISSOLUTION

         6.1. Corporate Transactions. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding Option shall not so accelerate if and to the extent: (i) such Option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable Option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such Option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested Option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such Option is subject to other limitations imposed by the Committee at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Committee, and its determination shall be final, binding and conclusive.

         6.2. Termination. Immediately following the consummation of the Corporate Transaction, all outstanding Options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) as provided in this Section VI.

         6.3. Assumption. Each Option which is assumed in connection with the Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the number and class of securities available for issuance under the Plan following consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding Option, provided the aggregate exercise price payable for such securities shall remain the same.

         6.4. Subsequent Termination. The Committee shall have the discretion, exercisable at the time the Option is granted or at any time while the Option remains outstanding, to provide that any Options which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time shall automatically accelerate in the event the Optionee's Service should subsequently terminate by reason of an involuntary termination within eighteen (18) months following the effective date of such Corporate Transaction. Any Options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one
(1)-year period measured from the effective date of the involuntary termination.

         6.5. Automatic Acceleration. The Committee shall have the discretion, exercisable either at the time the Option is granted or at any time while the option remains outstanding to provide for the automatic acceleration of one or more outstanding Options upon the occurrence of a Corporate Transaction, whether or not those Options are to be assumed or replaced (or those repurchase rights are to be assigned) in the Corporation Transaction.

         6.6. Acceleration of Incentive Options. The portion of any Incentive Option accelerated in connection with a Corporate Transaction shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollars ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

         6.7. No Limitation on Actions. The grant of Options under the Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         6.8. Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

                                  ARTICLE VII.
                                  MISCELLANEOUS

         7.1. Other Compensation Plans. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any subsidiary or affiliate of the Company, nor shall the Plan preclude the Company or any subsidiary or affiliate thereof from establishing any other forms of incentive or other compensation plans.

         7.2. Plan Binding on Successors. The Plan shall be binding upon the successors and assigns of the Company and any subsidiary or affiliate of the Company that adopts the Plan.

         7.3. Number and Gender. Whenever used herein, nouns in the singular shall include the plural where appropriate, and the masculine pronoun shall include the feminine gender.

         7.4. Headings. Headings of articles and sections hereof are inserted for convenience of reference and constitute no part of the Plan.

         7.5. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

         7.6. Market Stand-Off. In connection with any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, the Optionee may not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any shares of Common Stock acquired upon exercise of an option granted under the Plan without the prior written consent of the Corporation or its underwriters. Such restriction (the "Market Stand-Off") shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be required to execute such agreements as the Corporation or the underwriters request in connection with the Market Stand-Off.

                                 ARTICLE VIII.
                                   DEFINITIONS

         As used herein with initial capital letters, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

         8.1. "Advisor" means any individual performing substantial bona fide services for the Company or any subsidiary or affiliate of the Company that has adopted the Plan who is not an Employee or a Director.

         8.2. "Applicable Laws" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

         8.3. "Board" means the Board of Directors of the Company.

         8.4. "Code" means the Internal Revenue Code of 1986, as amended.

         8.5.  "Committee"  means the  Committee  appointed in  accordance  with
Section 2.1.

         8.6. "Common Stock" means the Common Stock, par value $.001 per share, of the Company or, in the event that the outstanding shares of such Common Stock are hereafter changed into or exchanged for shares of a different stock or security of the Company or some other corporation, such other stock or security.

         8.7.   "Company"  means  Maxus  Technology   Corporation,   a  Delaware
corporation.

         8.8.   "Corporate   Transaction"   means   either   of  the   following
stockholder-approved transactions to which the Company is a party:

                  (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or person different from the persons holding those securities immediately prior to such transaction, or

                  (ii) the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company.

         8.9. "Director" means a member of the Board.

         8.10. "Effective Date" means December 12, 2003.

         8.11. "Employee" means an employee (as defined in Section 3401(c) of the Code and the regulations thereunder) of the Company or of any subsidiary or affiliate of the Company that adopts the Plan, including Officers.

         8.12. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         8.13. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         8.14. "Fair Market Value" means such value as determined by the Committee on the basis of such factors as it deems appropriate; provided that if the Common Stock is traded on a national securities exchange or transactions in the Common Stock are quoted on the Nasdaq National Market System, such value as shall be determined by the Committee on the basis of the reported sales prices for the Common Stock over a ten business day period ending on the date for which such determination is relevant, as reported on the national securities exchange or the Nasdaq National Market System, as the case may be. If the Common Stock is not listed and traded upon a recognized securities exchange or on the Nasdaq National Market System, the Committee shall make a determination of Fair Market Value on a reasonable basis, which may include the mean between the closing bid and asked quotations for such stock on the date for which such determination is relevant (as reported by a recognized stock quotation service) or, in the event that there shall be no bid or asked quotations on the date for which such determination is relevant, then on the basis of the mean between the closing bid and asked quotations on the date nearest preceding the date for which such determination is relevant for which such bid and asked quotations were available.

         8.15.  "Incentive  Stock  Option" means an Option  granted  pursuant to
Article III.

         8.16. "Misconduct" means the commission of any act of fraud, embezzlement or dishonesty by the Optionee, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Company, or any other intentional misconduct or negligence by such person adversely affecting the business or affairs of the Company in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Company may consider as grounds for the dismissal or discharge of any Optionee or other person in the service of the Company.

         8.17.  "Nonemployee Director" means a member of the Board who is not an
Officer  or  Employee;   provided  that,  as  used  in  Section  2.1,  the  term
"Non-Employee Director" shall have the meaning provided in that section.

         8.18.  "Nonqualified  Stock Option" means an Option granted pursuant to
Article IV.

         8.19. "Officer" means an officer of the Company or of any subsidiary or affiliate of the Company. 8.20. "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

         8.21. "Optionee" means an Employee, Nonemployee Director, or Advisor to whom an Option has been granted hereunder.

         8.22. "Option Agreement" means an agreement between the Company and an Optionee with respect to one or more Options.

         8.23.  "Permanent  Disability" has the same meaning as that provided in
Section 22(e)(3) of the Code.

         8.24. "Plan" means the Maxus Technology Corporation Stock Option Plan, as amended from time to time.

         8.25. "Plan Shares" means shares of Common Stock issuable pursuant to the Plan.

         8.26. "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor rule.

         8.27. "Securities Act" means the Securities Act of 1933, as amended.

         8.28. "Tax Date" means the date on which the amount of tax to be withheld is determined.

                              MEDINEX SYSTEMS, INC.
               Proxy Solicited on Behalf of the Board of Directors
                     for the Annual Meeting of Stockholders
                                 March 22, 2004


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


           The undersigned hereby constitutes and appoints Michele Whatmore and James Ross (acting unanimously, or if only one is present, by that one alone), and each of them, with full power of substitution and revocation, as the true and lawful attorney and proxy of the undersigned, to attend the Annual Meeting of Stockholders of Medinex Systems, Inc. (the "Company") to be held at 18300 Sutter Boulevard, Morgan Hill, California, at 2:00 p.m., Pacific Standard Time on March 22, 2004, and any adjournments thereof, and to vote the shares of Common Stock standing in the name of the undersigned with all powers the undersigned would possess if personally present at the meeting.

(1) Election of five (5) Directors to serve until the next Annual Meeting of Stockholders.

         |_| FOR All nominees named (except as marked to the contrary). |_| WITHHOLD AUTHORITY to vote for all nominees named.

Names of Nominees:  Michele Whatmore     Charles Whatmore      James Ross
                    David Smith          William E. Thomson

(Instruction: To withhold authority to vote for individual nominees, write the nominee's names on the following line.)

________________________________________________________________________________

(2)      Changing the Company name to Maxus Technology Corporation

         |_|  FOR                  |_|  AGAINST               |_|  ABSTAIN



(3) Approve new stock option plan for the benefit of the Company's employees, officers, directors and advisors.

         |_|  FOR                  |_|  AGAINST               |_|  ABSTAIN



(4) Ratification of the Appointment of Schwartz Levitsky Feldman llp as independent public accountants for the Company.

         |_|  FOR                  |_|  AGAINST               |_|  ABSTAIN

                  (Continued, and to be signed, on other side)

                           (Continued from other side)


(5) In their discretion to vote upon such other business as may properly come before the meeting.

         |_|  FOR                  |_|  AGAINST               |_|  ABSTAIN


           If no specific direction is given, this proxy will be voted "FOR" the changing of the Company name to Maxus Technology Corporation, "FOR" the election as directors of those 5 nominees named in this Proxy Card, "FOR" the approval of the new stock option plan for the benefit of the Company's employees, officers, directors and advisors, "FOR" the proposal to ratify the appointment of Schwartz Levitsky Feldman llp as independent public accountants for the Company, and in accordance with their best judgment on all other matters that may properly come before the meeting.

         Please sign exactly as your name appears below. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                            DATED:______________________________

                                            ____________________________________
                                            (Print Full Name of Stockholder)

                                            ____________________________________
                                            (Signature of Stockholder)

                                            ____________________________________
                                            (Insert Title of Above Signatory if
                                            Stockholder is not an Individual)


                                            No postage is  required  if returned
                                            in the enclosed  envelope and mailed
                                            in the United  States.  Stockholders
                                            who are  present at the  meeting may
                                            withdraw  their  Proxy  and  vote in
                                            person if they so desire.

 PLEASE SIGN AS YOUR NAME APPEARS HEREON, DATE AND RETURN PROXY TO THE TRANSFER
           AGENT, COMPUTER SHARE TRUST INC., IN THE ENCLOSED ENVELOPE.